SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 18, 2003

CATALYST INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27138	39-1415889
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8989 North Deerwood Drive Milwaukee, Wisconsin	53223
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 362-6800

Item 7.  Financial Statements and Exhibits.

(a)

Exhibits

This exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed".

Exhibit No.	Description

99.1	Press Release Dated February 18, 2003

Item 12.  Results of Operations and Financial Condition.

On February 18, 2003 Catalyst International Inc. issued a press release announcing its fiscal 2003 second quarter financial results.  A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2003	CATALYST INTERNATIONAL, INC.

By:/s/ James B. Treleaven
James B. Treleaven President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Dated February 18, 2003